                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

         This FIRST AMENDMENT (this "Amendment") is entered into effective as of December 23, 2002, in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), the financial institutions parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, as an Issuing Bank, as Collateral Agent and as Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, as an Issuing Bank, and as Documentation Agent.

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, Fortis, BNP Paribas and the other Banks agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Amendments. The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Expiration Date" in Section 1.01, Certain Defined Terms, is hereby amended by deleting the date "December 31, 2002" in subsection (a) and substituting in lieu thereof "February 28, 2003".

                  (b) The definition of "Maturity Date" in Section 1.01, Certain Defined Terms, is hereby amended by deleting the date "March 31, 2003" and substituting in lieu thereof "May 31, 2003".

         3. Representations. To induce the Administrative Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants
(a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.



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         4. Conditions Precedent. As a condition to Administrative Agent and the
Banks entering into this Amendment, the Administrative Agent and the Banks must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to the Administrative Agent and the Banks:

                  (a) this Amendment, duly executed by Borrower and the Banks;
and

                  (b) such other documents or certificates as the Administrative Agent may reasonably request.

         5. Miscellaneous.

                  (a) No Other Amendments or Waivers. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

                  (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                  (d) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (without reference to principles of conflicts of laws); provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       WOODWARD MARKETING, L.L.C.,
                                       a Delaware limited liability company


                                       By:    /s/ RONALD  W. BAHR
                                              ----------------------------------
                                       Name:  Ronald W. Bahr
                                              ----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       Borrower's Address:
                                       11251 Northwest Freeway, Suite 400
                                       Houston, Texas 77092
                                       Attention: Ronald W. Bahr
                                       Telephone: (713) 688-7771
                                       Facsimile: (713) 688-5124


                                       FORTIS CAPITAL CORP.,
                                       a Connecticut corporation
                                       as Administrative Agent, Collateral
                                       Agent, Issuing Bank and a Bank


                                       By: /s/ IRENE C. RUMMEL
                                           -------------------------------------
                                           Name:  Irene C. Rummel
                                           Title: Senior Vice President


                                       By: /s/ LEONARD RUSSO
                                           -------------------------------------
                                           Name:  Leonard Russo
                                           Title: Director

                                       100 Crescent Court
                                       Suite 1777
                                       Dallas, TX 75201
                                       Telephone: (214) 953-9314
                                       Facsimile: (214) 969-9332



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                                       BNP PARIBAS,
                                       a bank organized under the laws of France as a Bank, Issuing Bank, and Documentation Agent

                                       By:    /s/ ZALI WIN
                                              ----------------------------------
                                       Name:  Zali Win
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attention: Zali Win
                                       Telephone: (212) 841-2020
                                       Facsimile: (212) 841-2536


                                       BNP PARIBAS,
                                       a bank organized under the laws of France as a Bank, Issuing Bank, and Documentation Agent

                                       By:    /s/ EDWARD K. CHIN
                                              ----------------------------------
                                       Name:  Edward K. Chin
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       787 Seventh Avenue
                                       New York, New York 10019
                                       Attention: Ed Chin
                                       Telephone: (212) 841-2020
                                       Facsimile: (212) 841-2536





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                                       SOCIETE GENERALE,
                                       as a Bank

                                       By:    /s/ BARBARA PAULSEN
                                              ----------------------------------
                                       Name:  Barbara Paulsen
                                              ----------------------------------
                                       Title: VP
                                              ----------------------------------

                                       1221 Avenue of the Americas
                                       New York, New York 10020
                                       Attention: Barbara Paulsen
                                       Telephone: (212) 278-6496
                                       Facsimile: (212) 278-7417






                                       SOCIETE GENERALE,
                                       as a Bank

                                       By:    /s/ EMMANUEL CHESNEAU
                                              ----------------------------------
                                       Name:  Emmanuel Chesneau
                                              ----------------------------------
                                       Title: Director
                                              ----------------------------------

                                       1221 Avenue of the Americas
                                       New York, New York 10020
                                       Attention: Emmanuel Chesneau
                                       Telephone: (212) 278-6496
                                       Facsimile: (212) 278-7417






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                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank

                                       By:    /s/ DAVID PERSHAD
                                              ----------------------------------
                                       Name:  David Pershad
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       1251 Avenue of the Americas, 34th Floor
                                       New York, New York 10020
                                       Attention: David Pershad
                                       Telephone: (212) 872-5015
                                       Facsimile: (212) 354-9095



                                       NATEXIS BANQUES POPULAIRES, NEW YORK
                                       BRANCH, as a Bank

                                       By:    /s/ GUILLAUME DE PARSCAU
                                              ----------------------------------
                                       Name:  Guillaume de Parscau
                                              ----------------------------------
                                       Title: First Vice President & Manager
                                              ----------------------------------
                                              Commodities Finance Group
                                              ----------------------------------


                                       1251 Avenue of the Americas, 34th Floor
                                       New York, New York 10020
                                       Attention: Guillaume de Parscau
                                       Telephone: (212) 872-5015
                                       Facsimile: (212) 354-9095





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                                       RZB FINANCE LLC,
                                       as a Bank

                                       By:    /s/ HERMINE KIROLOS
                                              ----------------------------------
                                       Name:  Hermine Kirolos
                                              ----------------------------------
                                       Title: Group Vice President
                                              ----------------------------------

                                       1133 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Hermine Kirolos
                                       Telephone: (212) 845-4114
                                       Facsimile: (212) 944-6389




                                       RZB FINANCE LLC,
                                       as a Bank

                                       By:    /s/ PEARL GETTERS
                                              ----------------------------------
                                       Name:  Pearl Getters
                                              ----------------------------------
                                       Title: First Vice President
                                              ----------------------------------

                                       1133 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Pearl Getters
                                       Telephone: (212) 845-4114
                                       Facsimile: (212) 944-6389





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                                       GUARANTORS:


                                       ATMOS ENERGY MARKETING, LLC


                                       By:    /s/ LAURIE M. SHERWOOD
                                              ----------------------------------
                                       Name:  Laurie M. Sherwood
                                              ----------------------------------
                                       Title: VP and Treasurer
                                              ----------------------------------

                                       1800 Three Lincoln Centre
                                       5430 LBJ Freeway
                                       Dallas, TX 75240


                                       ATMOS ENERGY HOLDINGS, INC.


                                       By:    /s/ LAURIE M. SHERWOOD
                                              ----------------------------------
                                       Name:  Laurie M. Sherwood
                                              ----------------------------------
                                       Title: VP and Treasurer
                                              ----------------------------------

                                       1800 Three Lincoln Centre
                                       5430 LBJ Freeway
                                       Dallas, TX 75240






                         [Amendment to Credit Agreement]



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